
immune
THERAPEUTICS, INC.

Forward Looking Statements

This investor presentation includes statements that are, or may be deemed to be, "forward looking statements," as defined in the Private Securities Reform Act of 1995. These forward-looking statements can be identified by the use of forward looking terminology, including the terms "believes," "estimates," "anticipates," "projects," "expects," "intends," "may," "will," "seeks" or "should" or, in each case, their negative or other variations or comparable terminology, or in relation to discussions of strategy, plans, objectives, goals, future events or intentions. These forward looking statements include matters that are not historical facts. They appear in a number of places throughout this Private Placement Memorandum and include statements regarding Issuer's current intentions, beliefs or expectations concerning, among other things, the Issuer's future plans for the Project, results of operations, financial condition, prospects, growth, strategies and the markets in which the Issuer intends to operate.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not an assurance of future performance. The Issuer's actual results of operations and financial condition may differ materially from those suggested by the forward looking statements contained in this document. In addition, even if the Issuer's future results of operations and financial condition are consistent with the forward looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods. The information in this Private Placement Memorandum, including, but not limited to the information under "Risk Factors," identifies important factors that could cause such differences (including, but not limited to, a change in overall economic conditions in the United States, a change in the Issuer's financial condition, changes in tax law or the interpretation thereof, interest rate fluctuations and other market conditions, and the effect of new legislation or government directives).

Forward looking statements include, but are not limited to, information concerning possible or assumed future results of the Issuer's operations set forth under the section entitled "Business of the Issuer". Such statements, estimates and projections reflect various assumptions by the Issuer concerning anticipated results and are subject to significant business, financing, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Issuer and are based upon assumptions with respect to future business decisions that are subject to change. Accordingly, there can be no assurance that such statements, estimates and projections will be realized or that actual results will not vary considerably from those anticipated, expected or projected. The Issuer, its accountants, its legal advisers and its agents or affiliates do not make any representations as to the accuracy or completeness of such statements, estimates and projections, or that any forecasts will be achieved.

The Issuer is not obliged to, and does not intend to, update or revise any forward looking statements made in this Private Placement Memorandum whether as a result of new information, future events or otherwise. All subsequent written forward looking statements attributable to the Issuer, or persons acting on behalf of the Issuer, are expressly qualified in their entirety by the cautionary statements contained throughout this investor presentation. As a result of these risks, prospective purchasers of the shares should not place undue reliance on these forward looking statements. Neither the forward-looking statements nor the underlying assumptions have been verified or audited by any third party.



Investor Snapshot

Ticker:	OTCQB: IMUN
Price (6/2/17):	$0.06
Shares Outstanding:	259.3 million
Insider Ownership	85%
Market Capitalization:	$15.6 million
Target Revenues:	
• 2017	$ 6.0 million
• 2018	$60.0 million
• 2019	$100.0 million
Short-Term Debt:	$4.7 million



Investment Highlights

Immune Therapeutics Inc., is a specialty pharmaceutical company focused on commercializing immunotherapies that balance and reactive the immune system including Lodonal and MENK

Lodonal™ our leading product is now the first affordable non-toxic immunomodulator for the treatment of HIV/AIDs, inflammatory diseases, immune-related disorders, and cancer.

Recent Lodonal Milestones:

- Nigeria: NAFDAC marketing approval for the treatment of HIV (May 2017) – initial orders expected shortly
- Dominican Republic: Ministry of Health grants drug and marketing approval HIV, Cancer and Crohn's Disease – sales expected by Q4
- New Drug Application filed Kenya and Senegal for HIV, Cancer and Immune Booster – approval expected Q4 2017
- IMUN will file NDA in Côte d'Ivoire w Namibia, Zambia, Sri Lanka, Egypt and Haiti by end of year

Lodonal Emerging Market Commercialization Strategy


PROMISING PIPELINE HIV/AIDS, OPPORTUNISTIC INFECTIONS, CANCER SICKLE CELL, MALARIA, IMMUNE BOOSTER
COLLABORATION NGO/FOUNDATION/ PEPFAR, PATH, NACA, NCA, HMO, GATES LOCAL DISTRIBUTION
AFFORDABLE/ NON-TOXIC THERAPIES
HIGHLY EFFICIENT PATH TO COMMERCIALIZATION AND REVENUE
LOCAL REGULATORY APPROVAL PROVIDES 5 -10 YEAR EXCLUSIVITY

Near-Term Milestones Expected to Drive Value

Near-Term Milestones	Q1 - 2017	Q2 - 2017	Q3 - 2017	Q4 - 2017
NAFDAC Marketing Approval HIV/AIDS	▬	▬		
Lodonal Revenue			▬	▬
Export License Granted Nigeria, Kenya, Malawi, Senegal, Cote D'Ivoire and Haiti		★		
New Drug Application Accepted Kenya, Senegal Pending to be filed Cote D'Ivoire and Haiti	▬	▬	▬	▬
Initiate Trial for MENK in Nigeria for Cancer				★
Pursue a National Exchange Listing	▬	▬	▬	▬
Seek Strategic Opportunities to Expand Asset Base	▬	▬	▬	▬
Continue to Build a Robust IP Portfolio File Additional Indications for Lodonal			★	


Lodonal
Naltrexone Hydrochloride 4.5 mg
Naltrexona Clorhidrato 4.5 mg

Lodonal Activates & Rebalances Immune System

Lodonal is IMUN's proprietary, patented formulation that exhibits a novel and paradox effects by reducing inflammation and oxidative stress, activating or rebalancing the immune system and inhibiting cancer cell proliferation.

- Over 60 clinical trials on 2,900 patients worldwide
- Safe, effective and well-tolerated
- Trials include HIV, Cancer, Fibromyalgia, Malaria, Crohn's Disease, MS and Adjunct to Chemotherapy
- Proven Decreases inflammatory cytokines
- Slows growth of malignant cells
- Increases production of T-Cell, Helper, NK, CD4 count
- Reduces viral loads
- Shift from Th1 (pro-inflammatory) to Th2 (anti-inflammatory)
- Reduces opportunistic infections
- Improves quality of life


Lodonal
Naltrexone Hydrochloride 4.5 mg
Naltrexona Clorhidrato 4.5 mg

Lodonal Benefits vs Existing Therapies

Lower Production Costs and Sales Price

- Lodonal can be manufactured and delivered in emerging markets for under $0.90/day

Higher Safety Profile

- First to market non-toxic therapy
- Reduction in number of opportunistic infection

Lower Patient Monitoring Costs

- Medical monitoring is required with ART therapies
- Lodonal does not require regular medical monitoring

Better Compliance

- Lodonal is a simple, once-daily regimen, which can be taken with or without food
- Missing several doses does not appear to reduce efficacy
- Patients report fewer negative side effects than patients on traditional immunosuppressive therapies, where reported non-compliance rates are above 50%

Lodonal and Africa – A Multi-Billion-Dollar Opportunity



HIV in Africa

- In 2013, an estimated 24.7 million people were living with HIV in Africa accounting for 71% of the global total

- In 2015, an estimated US$19 billion was made available for HIV therapy and an **estimated US$ 26.2 billion will be required for the HIV response in 2020**

IMUN Short Term Goal: 20% Nigerian market share by end of 2018

- 6.7 million Nigerians live with HIV (3.2% of population)
- **Initial Target:** 750,000 people on HIV therapies

IMUN Long Term Goal: 20% of the Central and West Africa Market (WCA) by end of 2020

- WCA consists of 25 countries with some 425 million inhabitants with HIV rates anywhere from .5% to 4.9%

Lodonal and Africa – A Multi-Billion-Dollar Opportunity




Revenue Goals 2017-2020
Revenues $ million
180
160
140
120
100
80
60
40
20
0
CAGR 114%
2017G
2018G
2019G
2020G

Lodonal and Africa – A Multi-Billion-Dollar Opportunity




Net Income Goals 2017-2020
$ million
100
90
80
70
60
50
40
30
20
10
0
CAGR 357%
2017G
2018G
2019G
2020G

Manufacturing Milestones

- **Signed Manufacturing Agreement with Acromax Dominicana SA - November 2016**
  - CGMP approved facility
  - Manufacturing approval from Dominican Republic in January 2017

- **Issued Certificate of Pharmaceutical Product 2017** (export approval)
  - Nigeria
  - Kenya
  - Malawi
  - Côte d'Ivoire
  - Haiti
  - Senegal



Lodonal– Commercialization Steps



Commercializing Lodonal as a "first-in-class" immunotherapy in the treatment of HIV/AIDs, cancer, opportunistic infections in Emerging Markets

- **Nigeria -** Marketing and distribution approval (May 2017). Sales by end of Q3 2017
- **Dominican Republic -** Drug and marketing approval granted April 2017
- **Kenya -** New Drug Application ("NDA") accepted for HIV, cancer and Immune Booster. Approval pending and expected 2Q17
- **Côte d'Ivoire -** Received COPP and intend to file NDA 3Q2017
  MOU signed May 2017
- **Senegal -** Application complete – approval pending
- **AHAR Pharma LTD Nigeria - T**elemedicine operational by July 2017

Lodonal Distribution Network

Signed Distributor Agreement
- AHAR Pharma Nigeria, Kenya, Namibia, Zambia

Memorandum of Agreements
- Fidson Healthcare PLC Nigeria
- Omaera Pharmaceutical LTD Kenya
- Rougier Pharma Cote D'Ivoire
- Hubei Qianjiang Pharmaceutical: China (PK and Toxicology studies of MENK for pancreatic and liver cancer)
- The Brewer Group: Egypt, Sir Lanka



Business Model



CLINICAL VALIDATION
45 NCI- clinical trials
505(2)(b) pathway
New Intellectual Property
Proven Immunomodulator
Orphan Indications
Solid Tumors Activity
Drug & Marketing Approval HIV/AIDS

•*Reduced Risk:* **Historical evidence of clinical activity**

•*Reduced Cost:* **Leverage prior investments**

•*Shorten Time to Market:* **Development using substantial prior data**

HIV/AIDs – A Chronic Illness

- HIV/AIDS remains a top global public health threat. Disease results in substantial morbidity, mortality, negative socioeconomic consequences and human suffering.
- HIV treatments do not fully restore immune health; in fact suppress the immune system as a consequence, the world is not seeing an increase in the number of inflammation-associated and/or immunodeficiency complications such as cardiovascular disease, chronic infections and cancer.
- We contend that while AIDS will diminish in frequency among HIV-positive persons identified early and properly treated, new HIV infections and HIV treatment-related issues will continue for decades.



Lodonal for HIV and Chronic Illnesses

- Lodonal **stimulates and/or rebalances** the immune system - rather than suppressing it.
- Stimulating and rebalancing the immune system helps to **control inflammation and destruction of normal tissues** by autoimmune diseases by increasing production of DC cells, Macrophages, CD4+T Cells (CD4), CD8+T cells, NK cells, NKT cells and Gammadelta T cells. It also inhibits Treg cells to allow the body to recognize and kill cancer cells, control infection with various microbial agents, and shift $T^{1\text{ to}}$ T^2.
- Lodonal can help **offset the toxic side effects of immunosuppressive drugs** also referred to as “non-AIDS morbidity” or “premature aging”.
- Lodonal has the ability to **save the health care system millions if not billions of dollars annually.**



Lodonal: Selected HIV Trial Data

Studies Support Lodonal Activity in HIV Disease		
Ref.	Trial (n=evaluable patients)	
Adults with HIV/AIDS	Bridging trial 150 patients open label Lodonal 4.5 mg pd qd 90 days 4 week f/u	90 days 44% Increase in CD4 Count Reduction in OI and Decrease of Viral Load
Adults with HIV/AIDS	Phase 2 trial 100 patients (Lodonal LDN =49 PBO =51 PDBPC 3 mg qd or PBO) 36 weeks DB, A 36 weeks OL 4 week f/u	Week 36 Increase in CD4 count
Adults with HIV/ AIDS	Phase 2 39 patients (Lodonal open label 3mg dq PBO) 24 weeks	Week 24 Increase in CD4 and Decrease in Viral Load
Adults with HIV/AIDS	Open label, single-arm (n=39) Lodonal 3mg qd 12 weeks with 24 week f/u	Week 24 Increase in CD4 Decrease Viral Load and Opportunistic Infections

Financial Summary – Improving the Balance Sheet

		March 31, 2017 (Unaudited)		December 31, 2016 (Audited)
ASSETS				
Current Assets:				
Cash	$	100,135	$	10,116
Accounts receivable		16,419		-
Other receivables		23,276		-
Vendor notes receivable, net of allowance for doubtful collection of $360,993		-		2,585,000
Vendor advances receivable		-		89,934
Inventories, at lower cost or market, principally average cost method		1,493,872		219,105
Prepaid expenses		170,834		
Total Current Assets		1,804,536		2,904,155
Equipment, net of accumulated depreciation of $5,093		218,739		-
Other Assets:				
Licensing agreement, net of $6,250 of accumulated amortization in 2017		118,750		125,000
Goodwill		1,770,221		-
TOTAL ASSETS	$	3,912,246	$	3,029,155
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current Liabilities:				
Accounts payable	$	331,790	$	57,995
Accounts payable - related parties		66,383		-
Accrued liabilities		86,785		-
Convertible note payable, net of debt discount of $356,250 in 2016		1,875,000		1,518,750
Note payable - related party		598,000		960,000
Insurance premium note payable		101,433		-
Total Current Liabilities		3,059,391		2,536,745
Commitments and contingencies		-		-
Shareholders' Equity:				
Common Stock, $0.001 par value, 100,000,000 shares authorized 17,976,171 and 15,754,000 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively		17,979		15,754
Additional paid-in capital		2,087,330		799,180
Stock subscription receivable		-		(167,500)
Accumulated (deficit)		(1,252,454)		(155,024)
Total Shareholders' Equity		852,855		492,410

Officers, Directors and Key Advisors

Board of Directors

Dr. John H. Abeles	Senior Executive Advisor
Noreen Griffin	Chief Executive Officer, Director and Co-founder
Fenping Shan PhD	Chief Scientific Officer /Co-founder
Rufus (Rudy) Williams	Chief Operating Officer
Peter Aronstam	Chief Financial Officer
Dr. Vincent Ahonkhai	Senior Regulatory Advisor

Advisors

Jill Smith, MD	Prof. Emeritus Penn State (Oncology & GI)
Terry Grossman MD	Medical Director Vitallife Corporation Ltd
Joseph M. Chalil, MD	Former Executives, Boehringer Ingelheim US
Mak Jawadekar, Ph.D.	Former Pfizer Inc. Executive

immune
THERAPEUTICS, INC.

37 NORTH ORANGE AVE
SUITE #607
ORLANDO, FLORIDA 32801
WWW.IMMUNETHERAPEUTICS.COM